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                            MFS Strategic Income Fund
                       (a series of MFS Series Trust VIII)


                       Supplement to be affixed to current
                     Prospectus for distribution in Arizona

The Fund invests primarily in high yield, high risk securities and therefore may not be suitable for all investors.

                     The date of this Supplement is March 1, 1996.